UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2021

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.02	Termination of a Material Definitive Agreement

Prepayment and Termination of $265 Million Term Loan Maturing January 5, 2022

On January 15, 2021, RCLP prepaid in full all Loans (as defined in the Loan Agreement) outstanding under that certain Term Loan Agreement, dated as of March 23, 2018 (as amended, modified and supplemented, the “Loan Agreement”), by and among RCLP, Regency, Wells Fargo Bank, National Association, and each of the other financial institutions party thereto, and paid and satisfied in full all other outstanding Obligations (as defined in the Loan Agreement), in each case in accordance with the terms of the Loan Agreement.  In connection with the foregoing, the Company also incurred an interest rate swap breakage fee of approximately $2.5 million.

Item 7.01	Regulation FD Disclosures

On January 19, 2021, Regency issued a press release providing an update on its prepayment of all Loans under the Loan Agreement, fourth quarter 2020 transaction activity, and certain charges associated with its investment pipeline review.  A copy of this press release is filed as Exhibit 99.1 to this report.

The information furnished under this item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated January 19, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

January 19, 2021	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

January 19, 2021	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)